Exhibit 10.1
ASSIGNMENT AGREEMENT
ASSIGNMENT AGREEMENT (THE “AGREEMENT”) entered into to be effective as of this 26th day of June 2008 (the “Effective Date”).

BY AND BETWEEN:	GLOBAL CLEAN ENERGY INC., an entity duly incorporated according to law having its head office at 1241 S. Parker Rd. #201, Aurora, Colorado 80014;

(hereinafter referred to as the “COMPANY”)

AND:	PHILIP AZIMOV, domiciled and residing at 43 Edgewood, Dollard-Des-Ormeaux, Quebec, H9A 3K6.

(hereinafter referred to as the “CONSULTANT”)

(collectively referred to as the “Parties”)
WHEREAS on November 25, 2007 the Parties entered into a Memorandum of Agreement (the “Memorandum”) pursuant to which the Consultant was to assist the Company in the consulting, design, development, construction, testing, implementation and patenting of certain aquatic pump technology (the “Technology”) to be owned and used by the Company;
WHEREAS CONSULTANT has assisted the Company with the design, construction and testing of the Technology, and a patent application for the Technology has been submitted to the U.S. Patent and Trademark Office and is currently pending; and
WHEREAS in accordance with the terms of the Memorandum, the CONSULTANT wishes to assign to the Company any and all of the CONSULTANT’s rights, title and interests in and to the Technology (including any patents, patent reissues, continuations-in-part, revisions, extensions and re-examinations thereof), all related documentation, including, without limitation, all related copyrights, if any, and the exclusive right to enforce the patents in the United States and throughout the world in the sole name of the Company, including all rights to profits and damages by reason of past infringement by any party or parties, including the rights to sue and collect the same for the Company and the Company’s successors and assigns’ own use and benefit, free and clear of any and all liens, encumbrances or third party claims (all of these rights collectively, the “Proprietary Rights”), and the COMPANY wishes to acquire any and all of CONSULTANT’S rights to the Proprietary Rights.

THE PARTIES HEREBY AGREE AS FOLLOWS:
1. CONSULTANT represents and warrants that: (i) CONSULTANT solely owns the Proprietary Rights, and has all rights necessary to assign the Proprietary Rights pursuant to this Agreement; (ii) the Proprietary Rights are free of any liens or encumbrances; (iii) no licenses to, leases of, or rights to use the Proprietary Rights or the Technology have been granted to any third party; and (iv) to the best of his knowledge, CONSULTANT believes that the Technology does not infringe or misappropriate the intellectual property rights of any third party;
2. CONSULTANT hereby assigns all of the Proprietary Rights to the Company, and as consideration for CONSULTANT’S assignment of all of the Proprietary Rights, the COMPANY will issue to CONSULTANT 300,000 restricted shares of the COMPANY’S $0.001 par value common stock, with each share of common stock to be valued at ONE DOLLAR AND FIFTY CENTS ($1.50) (U.S.) per share;
3. Any and all expenses incurred by CONSULTANT for the design, development, construction, testing, implementation and patenting of the Technology, which are estimated to be approximately $3,200 as June 25, 2008, shall be reimbursed by the COMPANY upon the presentation of the invoices detailing such expenses;
4. Upon the assignment of all the Proprietary Rights to the COMPANY, the Proprietary Rights will become the COMPANY’S “Proprietary/Confidential Information” as defined in the June 1, 2007 Nondisclosure Agreement (the “NDA”) by and between the CONSULTANT and the COMPANY, and the Proprietary Rights will be subject to the terms of the NDA;
5. CONSULTANT understands and agrees that the Company shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the shares of common stock to be issued to CONSULTANT together with any other legends that may be required by state or federal securities laws:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND ARE ‘RESTRICTED SECURITIES’ AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY THROUGH REASONABLE MEANS AS DETERMINED BY THE COMPANY, INCLUDING AN OPINION OF SELLER’S COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.”

This Assignment Agreement is entered into on the respective dates set forth below to be effective as of the Effective Date.

PHILIP AZIMOV, INDIVIDUALLY		GLOBAL CLEAN ENERGY INC.

/s/ Philip Azimov			/s/ Kenneth S. Adessky

Philip Azimov, Individually		By:	Kenneth S. Adessky
Date:	June 26, 2008	Title:	Chief Financial Officer

		Date:	June 26, 2008

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